                                                                    Exhibit 21.1

                         Subs List as of June 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
Subsidiary                                                                  Doing Business As                   Jurisdiction of
                                                                                                                 Incorporation
====================================================================================================================================
745 Property Investments                                                                                       Massachusetts, US
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Alternative Fuels I, LLC                                                                                         Delaware, US
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ARL Holdings, Inc                                                                                                 Delaware, US
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Asian Infrastructure Mezzanine Capital Fund                                                                      Cayman Islands
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Asset Disposition Trust                                                                                         New Jersey, US
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Bache and Co. (Lebanon) S.A.L.                                                                                     Lebanon
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Bache Insurance Agency Incorporated                                                                            Massachusetts, US
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Bache Insurance Agency of Alabama, Inc.                                                                           Alabama, US
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Bache, S.A. de C.V.                                                                                                  Mexico
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Big Yellow Holdings Limited                                                                                        Bermuda
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Braeloch Holdings Inc.                                                                                            Delaware, US
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Braeloch Successor Corporation                                                                                    Delaware, US
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Bree Investments Limited                                                                                           Hong Kong
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Brighton Claims Services, LLC                                                                                    Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Capital Agricultural Property Services, Inc.                                                                      Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
CB Investment, LLC                                                                                               Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
China Homes (Teda) Property Consulting Services, Ltd.                                                               China
------------------------------------------------------------------------------------------------------------------------------------
China Homes Limited                                                                                                 Bermuda
------------------------------------------------------------------------------------------------------------------------------------
Circle Housing Corporation                                         Circle Housing Corporation of Texas           Delaware, US
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Circle Nominees Limited                                                                                           England, UK
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Clivwell Securities Limited                                                                                       England, UK
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COLICO, Inc.                                                                                                     Delaware, US
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Corcarr Nominees Pty Limited                                                                                  Victoria, Australia
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Corporate America Realty, Inc.                                                                                  New Jersey, US
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Corporate Relocation France                                                                                         France
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Country Road Communications, Inc.                                                                                Delaware, US
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Dryden Capital Management Limited                                                                                 England, UK
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Dryden Finance II, LLC                                                                                            Delaware, US
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Dryden Finance, Inc.                                                                                              Delaware, US
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Dryden Holdings Corporation                                                                                       Delaware, US
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EPP - LLC                                                                                                       New Jersey, US
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EPP GP                                                                                                           England, UK
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EuroInvest (General Partner) Limited                                                                             England, UK
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Flor-Ag Corporation                                                                                               Florida, US
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FountainGlen Properties, LLC                                                                                     Delaware, US
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Gateway Holdings, Inc.                                                                                           New Jersey, US
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Gateway Holdings, S. A.                                                                                            Luxembourg
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Gateway South Urban Renewal Association                                                                         New Jersey, US
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Gibraltar Corretora de Seguras Ltda.                                                                                 Brazil
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Gibraltar Hong Kong Holdings Limited Partnership                                                                  Hong Kong
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Gibraltar Properties, Inc.                                                                                        Delaware, US
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GRA (Bermuda) GP Limited                                                                                           Bermuda
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GRA (Bermuda) Limited                                                                                               Bermuda
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GRA (Singapore) Pte Ltd                                                                                            Singapore
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Graham Depository Company II                                                                                      Delaware, US
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Graham Energy, Ltd.                                                                                              Louisiana, US
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Graham Resources, Inc.                                                                                            Delaware, US
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HHV Holdings, LLC                                                                                                 Nevada, US
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Hochman & Baker Insurance Services, Inc.                                                                          Illinois, US
------------------------------------------------------------------------------------------------------------------------------------
Hochman & Baker Investment Advisory Services, Inc.                                                                Illinois, US
------------------------------------------------------------------------------------------------------------------------------------
Hochman & Baker Securities, Inc.                                                                                  Illinois, US
------------------------------------------------------------------------------------------------------------------------------------
Hochman & Baker, Inc.                                                                                             Illinois, US
------------------------------------------------------------------------------------------------------------------------------------
Human Resource Finance Company, Inc.                                                                             Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Industrial Properties (General Partner) II Limited                                                                England, UK
------------------------------------------------------------------------------------------------------------------------------------
Industrial Properties (General Partner) Limited                                                                   England, UK
------------------------------------------------------------------------------------------------------------------------------------
Jennison Associates LLC                                                                                           Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Karen Deane Relocation Limited                                                                                   England, UK
------------------------------------------------------------------------------------------------------------------------------------
Lapine Development Corporation                                                                                   California, US
------------------------------------------------------------------------------------------------------------------------------------
Lapine Holding Company                                                                                            Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Lapine Technology Corporation                                                                                    California, US
------------------------------------------------------------------------------------------------------------------------------------

                         Subs List as of June 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
Subsidiary                                                                  Doing Business As                   Jurisdiction of
                                                                                                                 Incorporation
====================================================================================================================================
Luddite Associates, GP                                                                                        Massachusetts, US
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Merastar Corporation                                                                                              Maryland, US
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Merastar Insurance Company                                                                                       Tennessee, US
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ML/MSB Acquisition, Inc.                                                                                          Delaware, US
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Northern Retail Properties (General Partner) Limited                                                              England, UK
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P-B Finance Ltd.                                                                                                 Cayman Islands
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                                                                   PB Financial Services-Metals Division
PB Financial Services, Inc.                                     Prudential-Bache Financial Services-Metals        Delaware, US
                                                                                  Division
------------------------------------------------------------------------------------------------------------------------------------
PBI Fund Managers Limited                                                                                         England, UK
------------------------------------------------------------------------------------------------------------------------------------
PBI Group Holdings Limited                                                                                        England, UK
------------------------------------------------------------------------------------------------------------------------------------
PBI Holdings Ltd.                                                                                                 England, UK
------------------------------------------------------------------------------------------------------------------------------------
PBI Limited                                                                                                       England, UK
------------------------------------------------------------------------------------------------------------------------------------
PBI Management Limited                                                                                            England, UK
------------------------------------------------------------------------------------------------------------------------------------
PBIB Holdings Limited                                                                                             England, UK
------------------------------------------------------------------------------------------------------------------------------------
PBT Home Equity Holdings, Inc.                                                                                    Georgia, US
------------------------------------------------------------------------------------------------------------------------------------
PBT Mortgage Corporation                                                                                          Georgia, US
------------------------------------------------------------------------------------------------------------------------------------
PCG Finance Company I, LLC                                                                                       Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
PCG Finance Company II, LLC                                                                                       Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
PCM International, Inc.                                                  PCM International, Inc.                 New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
Perseverance Associates, LP                                                                                     California, US
------------------------------------------------------------------------------------------------------------------------------------
PGA Asian Holdings Ltd.                                                                                             Bermuda
------------------------------------------------------------------------------------------------------------------------------------
PGA Asian Retail Limited                                                                                           Bermuda
------------------------------------------------------------------------------------------------------------------------------------
PGA European Holdings, Inc.                                                                                       Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
PGA European Limited                                                                                               Bermuda
------------------------------------------------------------------------------------------------------------------------------------
PGA FountainGlen, LLC                                                                                            Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
PGA Kilimanjaro I                                                                                                 Luxembourg
------------------------------------------------------------------------------------------------------------------------------------
PGA Kilimanjaro II                                                                                                Luxembourg
------------------------------------------------------------------------------------------------------------------------------------
PGA Kilimanjaro Limited                                                                                             Bermuda
------------------------------------------------------------------------------------------------------------------------------------
PGA Safeguard I, LLC                                                                                             Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
PGAM Finance Corporation                                                                                          Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
PGLH Delaware, Inc.                                                                                              Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
PGR Advisors I, Inc.                                                                                              Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
PGR Advisors, Inc.                                                                                                Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
PHMC Services Corporation                                                                                        New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
Phoenix CDO II, Ltd.                                                                                             Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
PIC Holdings Limited                                                                                              England, UK
------------------------------------------------------------------------------------------------------------------------------------
PIC Realty Canada Limited                                               PIC Realty Canada Limited            Canada Federal, Canada
------------------------------------------------------------------------------------------------------------------------------------
PIC Realty Corporation                                                                                            Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
PIFM Holdco, Inc.                                                                                                 Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
PIM Global Financial Strategies, Inc.                                                                           New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
PIM Warehouse, Inc.                                                                                               Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
PIMS Holding, LLC                                                                                                Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
PMCC Holding Company                                                                                             New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
PMCC Houston Apartments, LLC                                                                                     Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
PMLS Limited Partnership                                                                                         Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
POK Securitization Specialty Company, Ltd.                                                                          Korea
------------------------------------------------------------------------------------------------------------------------------------
PREI International, Inc.                                                                                          Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Premier Select Ltd.                                                                                                  BVI
------------------------------------------------------------------------------------------------------------------------------------
PRICOA Capital Group Limited                                                                                      England, UK
------------------------------------------------------------------------------------------------------------------------------------
PRICOA Capital Management Limited                                                                                 England, UK
------------------------------------------------------------------------------------------------------------------------------------
Pricoa China (Residential) Limited                                                                                  Bermuda
------------------------------------------------------------------------------------------------------------------------------------
Pricoa China (Warehouse) Limited                                                                                    Bermuda
------------------------------------------------------------------------------------------------------------------------------------
PRICOA Funding Limited                                                                                                UK
------------------------------------------------------------------------------------------------------------------------------------
PRICOA GA Paterson, Ltd                                                                                             Bermuda
------------------------------------------------------------------------------------------------------------------------------------
PRICOA General Partner II (Co-Investment) Limited                                                                 England, UK
------------------------------------------------------------------------------------------------------------------------------------
PRICOA General Partner II Limited                                                                                 Scotland, UK
------------------------------------------------------------------------------------------------------------------------------------
PRICOA General Partner Limited                                                                                    Scotland, UK
------------------------------------------------------------------------------------------------------------------------------------
PRICOA Investment Company                                                                                             UK
------------------------------------------------------------------------------------------------------------------------------------
PRICOA Management Partner Limited                                                                                 England, UK
------------------------------------------------------------------------------------------------------------------------------------
PRICOA Mezzanine Investment Co.                                                                                   England, UK
------------------------------------------------------------------------------------------------------------------------------------
PRICOA P.I.M. (Regulated) Limited                                                                                 England, UK
------------------------------------------------------------------------------------------------------------------------------------
PRICOA PanEuropean Investment Limited                                                                                 UK
------------------------------------------------------------------------------------------------------------------------------------
PRICOA Private Capital Partners ID LP                                                                                 UK
------------------------------------------------------------------------------------------------------------------------------------

                         Subs List as of June 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
Subsidiary                                                                  Doing Business As                   Jurisdiction of
                                                                                                                 Incorporation
====================================================================================================================================
PRICOA Private Capital Partners IID LP                                                                                UK
------------------------------------------------------------------------------------------------------------------------------------
PRICOA Property Asset Management Limited                                                                          England, UK
------------------------------------------------------------------------------------------------------------------------------------
PRICOA Property Investment Management Limited                                                                          UK
------------------------------------------------------------------------------------------------------------------------------------
PRICOA Property PLC                                                                                               England, UK
------------------------------------------------------------------------------------------------------------------------------------
PRICOA Property Private Equity Limited                                                                            England, UK
------------------------------------------------------------------------------------------------------------------------------------
PRICOA Relocation Europe Limited                                                                               England & Wales
------------------------------------------------------------------------------------------------------------------------------------
PRICOA Relocation Holdings Limited                                                                               England, UK
------------------------------------------------------------------------------------------------------------------------------------
Pricoa Relocation Management Limited                                                                                  UK
------------------------------------------------------------------------------------------------------------------------------------
PRICOA Scottish General Partner II, LP                                                                            Scotland, UK
------------------------------------------------------------------------------------------------------------------------------------
PRICOA Scottish General Partner LP                                                                                Scotland, UK
------------------------------------------------------------------------------------------------------------------------------------
Pru 101 Market, LLC                                                                                              Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Pru 101 Wood, LLC                                                                                                Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prubache Nominees Pty Limited                                                                                 Victoria, Australia
------------------------------------------------------------------------------------------------------------------------------------
PRUCO Life Insurance Company                                                                                      Arizona, US
------------------------------------------------------------------------------------------------------------------------------------
PRUCO Life Insurance Company of New Jersey                      PRUCO Life Insurance Company of New Jersey       New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
Pruco Securities Corporation                                          Prudential Preferred Advisors              New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
PRUCO, Inc.                                                                                                      New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Agricultural Credit, Inc.                                                                             Tennessee, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Apolo, Operadora de Sociedades de Inversion
 S.A. de C.V.                                                                                                       Mexico
------------------------------------------------------------------------------------------------------------------------------------
Prudential Asset Management Holding Company                                                                      New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Asset Management Japan, Inc.                                                                              Japan
------------------------------------------------------------------------------------------------------------------------------------
Prudential Asset Resources, Inc.                                                                                  Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Asset, LLC                                                                                            Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Bradesco-Seguros S.A.                                                                                    Brazil
------------------------------------------------------------------------------------------------------------------------------------
Prudential Brazilian Capital Fund                                                                                   Brazil
------------------------------------------------------------------------------------------------------------------------------------
Prudential Capital & Investment Services, LLC                                                                     Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Capital Group, L.P.                                                                                    Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Carbon Mesa, Inc.                                                                                      Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Commercial Insurance Company                                                                           Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
                                                                Prudential Community Interaction Consulting
Prudential Community Interaction Consulting, Inc.               Prudential Community Interaction Consulting       Delaware, US
                                                                                 (renewal)
------------------------------------------------------------------------------------------------------------------------------------
Prudential Direct Distributors, Inc.                                                                            New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Direct Insurance Agency of Alabama, Inc.                                                              Alabama, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Direct Insurance Agency of Massachusetts, Inc                                                       Massachusetts, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Direct Insurance Agency of New Mexico, Inc.                                                            New Mexico
------------------------------------------------------------------------------------------------------------------------------------
Prudential Direct Insurance Agency of Ohio, Inc                                                                     Ohio, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Direct Insurance Agency of Wyoming, Inc.                                                              Wyoming, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Direct, Inc.                                                                                           Georgia, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Equity Investors, Inc.                                                                                 New York, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Financial Advisors Securities, Company, Ltd.                                                              Japan
------------------------------------------------------------------------------------------------------------------------------------
Prudential Financial Capital Trust I                                                                             Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Financial Securities Investment Trust Enterprise                                                         Taiwan
------------------------------------------------------------------------------------------------------------------------------------
Prudential Funding, LLC                                                                                          New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential General Agency of Ohio, Inc.                                                                             Ohio, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential General Insurance Agency of Florida, Inc.                                                              Florida, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential General Insurance Agency of Kentucky, Inc.                                                             Kentucky, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential General Insurance Agency of Massachusetts, Inc.                                                     Massachusetts, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential General Insurance Agency of Mississippi, Inc.                                                        Mississippi, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential General Insurance Agency of Nevada, Inc.                                                                Nevada, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential General Insurance Agency of New Mexico, Inc.                                                          New Mexico, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential General Insurance Agency of Wyoming, Inc.                                                              Wyoming, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential General Insurance Company                                                                              Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Global Funding, Inc                                                                                    Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Holdings of Japan, Inc.                                                                                   Japan
------------------------------------------------------------------------------------------------------------------------------------
Prudential Holdings, LLC                                                                                         New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Home Building Investment Advisers, L.P.                                                              New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Home Building Investors, Inc.                        Prudential Home Building Investors, Inc.         New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Homes Corporation                                              Prudential Relocation                   New York, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Human Resources Management Company, Inc                                                                Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Huntoon Paige Associates, Ltd.                                                                         Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential IBH Holdco, Inc.                                                                                       Delaware, US
------------------------------------------------------------------------------------------------------------------------------------

                         Subs List as of June 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
Subsidiary                                                                  Doing Business As                   Jurisdiction of
                                                                                                                 Incorporation
====================================================================================================================================
                                                                   Prudential Insurance Service Agency
Prudential Insurance Brokerage, Inc.                                      Prudential Home Choice                  Arizona, US
                                                                   Prudential Service Insurance Agency
------------------------------------------------------------------------------------------------------------------------------------
Prudential International Insurance Holdings, Ltd.                                                                 Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential International Insurance Service Company, L.L.C.                                                        Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential International Investments Corporation                                                                  Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential International Investments Financial, LLC                                                              Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential International Investments Services Corporation                                                         Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Investment Management (Japan), Inc.                                                                   Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Investment Management Services LLC                                                                     Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
                                                                        PRG Prudential Realty Group
                                                                 Prudential Personal Investment Counsel
Prudential Investment Management, Inc.                          Prudential Real Estate Securities Investors      New Jersey, US
                                                                  The Prudential Capital Markets Group
                                                                       The Prudential Realty Group
                                                                    The Prudential Realty Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Prudential Investments Japan Co.                                                                                     Japan
------------------------------------------------------------------------------------------------------------------------------------
Prudential Investments LLC                                                                                        New York, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Japan Holdings Inc.                                                                                   Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Latin American Investments, Ltd.                                                                      Cayman Islands
------------------------------------------------------------------------------------------------------------------------------------
Prudential Life Insurance Company of Taiwan Inc.                                                                     Taiwan
------------------------------------------------------------------------------------------------------------------------------------
Pruential MC Asset Holding Company, LLC                                                                          Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Mexico, LLC                                                                                            Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Asset Corporation II                                                                          Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Asset Holding Company, LLC                                                            Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Company I, LLC                                                                        Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Company II, LLC                                                                       Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Company, Inc.                                                                         Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Company, LLC                                                                          Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Funding, LLC                                                                          Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Holdings Corporation                                                                  Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Multi Family Asset Holding Company I, LLC                                                              Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Multifamily Mortgage, Inc.                                                                             Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Mutual Fund Distributors, Inc.                                                                         Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Mutual Fund Services LLC                                                                               New York, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential P&C Holdings, Inc.                                                                                     Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Preferred Income Partners, LLC                                                                        Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Private Placement Investors L.P.                                                                       Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Private Placement Investors, Inc.                                                                     New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Property and Casualty General Agency, Inc.                                                              Texas, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Property and Casualty Insurance Company                                                                Indiana, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Real Estate Affiliates of Canada Ltd.                                                                Ontario, Canada
------------------------------------------------------------------------------------------------------------------------------------
Prudential Realty Securities II, Inc.                                                                             Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Realty Securities, Inc                                                                                 Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Referral Services, Inc.                                                                                Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Relocation Canada, Ltd.                                                                           Canada Federal, Canada
------------------------------------------------------------------------------------------------------------------------------------
Prudential Relocation of Texas, Inc.                                                                              Texas, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Relocation, Inc.                                               Prudential Relocation                    Colorado
------------------------------------------------------------------------------------------------------------------------------------
Prudential Relocation, Ltd.                                                                                      Ontario, Ca
------------------------------------------------------------------------------------------------------------------------------------
Prudential Relocation, S. de R.L. de C.V.                                                                           Mexico
------------------------------------------------------------------------------------------------------------------------------------

                                                                           Moran, Stahl & Boyer
                                                                Moran, Stahl & Boyer (in most CA counties)
                                                                Moran, Stahl & Boyer Limited Partnership
                                                                Moran, Stahl & Boyer, Limited Partnership
                                                                          Prudential Relocation
Prudential Residential Services, Limited Partnership            Prudential Relocation (filed in Orange County)    Delaware, US
                                                                Prudential Relocation Intercultural Services,
                                                                               L'mtd P'Ship
                                                                Prudential Relocation Limited Partnership
                                                                Prudential Relocation, Limited Partnership
                                                                     Prudential Resources Management
                                                                Prudential Resources Management, Limited
                                                                                Partnership

------------------------------------------------------------------------------------------------------------------------------------

                         Subs List as of June 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
Subsidiary                                                                  Doing Business As                   Jurisdiction of
                                                                                                                 Incorporation
====================================================================================================================================
Prudential Resources Management Asia Limited                                                                      Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities (Argentina) Incorporated                                                                    Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities (Brasil) Ltda.                                                                                 Brazil
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities (Chile) Inc.                                                                                Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities (Japan) Limited                                                                             Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities (Montevideo) Usuaria de Zona Franca S.A.                                                      Uruguay
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities (Taiwan) Co., Ltd.                                                                             Taiwan
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities (Uruguay) S.A.                                                                                Uruguay
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities CMO Issuer Inc.                                                                             Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities Credit Corp., LLC                           Prudential Securities Realty Funding            Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities Foundation                                                                                  New York, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities Futures Management Inc.                                                                     Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities Group Inc.                                                                                  Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities Incorporated                                                                                Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities Insurance Agency of Puerto Rico, Inc.                                                     Puerto Rico, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities Investing Consulting (Taiwan) Co., Ltd.                                                        Taiwan
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities Municipal Derivatives, Inc.                                                                 Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities Secured Financing Corporation                                                               Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Securities Structured Assets, Inc.                                                                     Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Segurous, S.A.                                                                                          Argentina
------------------------------------------------------------------------------------------------------------------------------------
Prudential Select Holdings, Inc.                                                                                  Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Select Life Insurance Company of America                                                              Minnesota, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Texas Residential Services Corporation                                                                  Texas, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Timber Investments, Inc.                                                                              New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential Trust Company                                                                                        Pennsylvania, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Capital Funding BV                                                                               Netherlands
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Corporate Directors Services, Inc.                                                              Cayman Islands
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Corporate Trustee Services, Inc.                                                                Cayman Islands
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Energy Corp.                                                                                     Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Energy Production Inc.                                                                           Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Finance (Hong Kong) Limited                                                                      Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Funding Limited                                                                                  England, UK
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Futures (Hong Kong) Limited                                                                       Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Futures Asia Pacific Ltd.                                                                        Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Global Markets Inc.                                                                              Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Holdings Limited                                                                                 England, UK
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache International (Hong Kong) Limited                                                                 Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache International (UK) Limited                                                                       England, UK
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache International Bank Limited                                                                           UK
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache International Banking Corporation                                                                New York, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache International Limited                                                                                UK
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache International Trust Company (Cayman)                                                            Cayman Islands
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Leasing Inc.                                                                                     Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Limited                                                                                          England, UK
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Management GmbH                                                                                    Germany
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Metals GmbH & Co. KG                                                                               Germany
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Nominees (Hong Kong) Limited                                                                      Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Nominees Limited                                                                                 England, UK
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Overseas Funding Limited                                                                        England, UK
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Program Services Inc.                                                                            New York, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Properties, Inc.                                          VMS National Hotel                     Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Securities (Australia) Limited                                                               Victoria, Australia
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Securities (Germany) Inc.                                                                        Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Securities (Holland) Inc.                                                                        Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Securities (Hong Kong) Limited                                                                    Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Securities (Switzerland) Inc.                                                                    Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Securities (U.K.) Inc.                                                                               UK
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Securities Agencia de Valores S.A.                                                                  Spain
------------------------------------------------------------------------------------------------------------------------------------
Pruedntial-Bache Singapore Holdings Ltd.                                                                          New York, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Securities Asia Pacific Ltd.                                                                     Singapore
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Trade Services Inc.                                                                              Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Prudential-Bache Transfer Agent Services, Inc.                                                                    New York, US
------------------------------------------------------------------------------------------------------------------------------------
Prumerica Asia Fund Management (Singapore) Limited                                                                 Singapore
------------------------------------------------------------------------------------------------------------------------------------
Prumerica Asia Fund Management Limited                                                                             Hong Kong
------------------------------------------------------------------------------------------------------------------------------------

                         Subs List as of June 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
Subsidiary                                                                  Doing Business As                   Jurisdiction of
                                                                                                                 Incorporation
====================================================================================================================================
Prumerica Asia Management Services Limited                                                                         Hong Kong
------------------------------------------------------------------------------------------------------------------------------------
Prumerica Private Bank (Switzerland) SA                                                                          Switzerland
------------------------------------------------------------------------------------------------------------------------------------
Prumerica Financial Asia Limited                                                                            Virgin Islands (British)
------------------------------------------------------------------------------------------------------------------------------------
Prumerica Global Asset Management Company S.A.                                                                     Luxembourg
------------------------------------------------------------------------------------------------------------------------------------
Prumerica International Real Estate and Relocation Services,
 Limited                                                                                                            Bermuda
------------------------------------------------------------------------------------------------------------------------------------
Prumerica Investment Management Company S.A.                                                                       Luxembourg
------------------------------------------------------------------------------------------------------------------------------------
Prumerica Life S.p.A                                                                                                 Italy
------------------------------------------------------------------------------------------------------------------------------------
Prumerica Marketing S.r.l.                                                                                           Italy
------------------------------------------------------------------------------------------------------------------------------------
Prumerica Private Bank (Switzerland) SA                                                                          Switzerland
------------------------------------------------------------------------------------------------------------------------------------
Prumerica Systems Ireland Limited                                                                                   Ireland
------------------------------------------------------------------------------------------------------------------------------------
Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna                                                            Poland
------------------------------------------------------------------------------------------------------------------------------------
PruServicos Participacoes S.A.                                                                                       Brazil
------------------------------------------------------------------------------------------------------------------------------------
PSI Partners Inc.                                                                                                  Nevada, US
------------------------------------------------------------------------------------------------------------------------------------
PTC Services, Inc.                                                                                               New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
Quick Serve Auto Agency                                                                                           Texas, US
------------------------------------------------------------------------------------------------------------------------------------
Residential Information Services Limited Partnership                                                              Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Residential Information Services, Inc.                                                                            Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Residential Services Corporation of America                                                                       Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Safeguard Storage Properties, LLC                                                                                Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
SCL Holdings                                                                                                        China
------------------------------------------------------------------------------------------------------------------------------------
Seaport Futures Management, Inc.                                                                                  Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
Securitized Asset Sales, Inc.                                                                                     Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
SMP Holdings, Inc                                                                                                 Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
South Downs Properties (General Partner) Ltd.                                                                     England, UK
------------------------------------------------------------------------------------------------------------------------------------
South Downs Trading Properties (General Partner) Ltd.                                                             England, UK
------------------------------------------------------------------------------------------------------------------------------------
SouthStreet Software, L.L.C.                                                                                      Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
SVIIT Holdings, Inc.                                                                                              Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
The Gibraltar Life Insurance Company, Ltd.                                                                           Japan
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Asset Management Company, Inc.                   Prudential Defined Contribution Services         New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Assigned Settlement Services Corp.                                                                New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Bank and Trust Company                                 The Prudential Trust Company                Georgia, US
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Commercial Insurance Company of Delaware                                                          Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Commercial Insurance Company of New Jersey                                                        New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
The Prudential General Insurance Company of New Jersey                                                           New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Home Mortgage Company, Inc.                                                                       New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Home Mortgage Securities Company, Inc.                                                             Delaware, US
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Insurance Company of America                                                                     New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Life Insurance Company of Korea, Ltd.                                                                Korea
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Life Insurance Company, Ltd.                                                                          Japan
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Property and Casualty Insurance Company of New
 Jersey                                                                                                          New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Property and Casualty New Jersey Holdings, Inc.                                                   New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Property and Casualty New Jersey Insurance
 Brokerage, Inc.                                                                                                 New Jersey, US
------------------------------------------------------------------------------------------------------------------------------------


                                                                    Prudential Real Estate and Relocation
                                                                                   Services
                                                                    Prudential Real Estate and Relocation
                                                                                   Solutions
                                                                    Prudential Real Estate and Relocation
                                                                                   Services
                                                                The Prudential Real Estate Affiliates, Inc.
                                                                The Prudential Real Estate Affiliates, Inc.
The Prudential Real Estate Affiliates, Inc.                     The Prudential Real Estate Affiliates, Inc        Delaware, US
                                                                The Prudential Real Estate Affiliates, Inc.
                                                                The Prudential Real Estate Affiliates, Inc..
                                                                The Prudential Real Estate Affiliates, Inc.
                                                                The Prudential Real Estates Affiliates, Inc.
                                                                The Prudential Real Estate Affiliates, Inc.
                                                                The Prudential Real Estate Affiliates, Inc..


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The Prudential Real Estate Financial Services Of America, Inc.                                                   California, US
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The Prudential Savings Bank, F.S.B.                                                                               Federal, US
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The Prumerica Life Insurance Company, Inc.                                                                        Philippines
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The PSI Program LLC                                                                                              Delaware, US
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The Relocation Freight Corporation of America                                                                    California, US
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

                         Subs List as of June 30, 2002

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Subsidiary                                                                  Doing Business As                   Jurisdiction of
                                                                                                                 Incorporation
====================================================================================================================================
The Robert C. Wilson Company                                                                                       Texas, US
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The Structured Finance Yield Fund, LLC                                                                            Delaware, US
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THI Holdings (Delaware), Inc.                                                                                     Delaware, US
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Titan Auto Agency, Inc.                                                                                           Michigan, US
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Titan Auto Insurance                                                                                               Nevada, US
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Titan Auto Insurance of Arizona, Inc.                                                                             Arizona, US
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Titan Auto Insurance of New Mexico, Inc.                                                                         New Mexico, US
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Titan Auto Insurance of Pennsylvania, Inc.                                                                      Pennsylvania, US
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Titan Auto Insurance, Inc.                                                                                        Colorado, US
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Titan Holdings Service Corporation                                                                                 Texas, US
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Titan Indemnity Company                                                                                            Texas, US
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Titan Insurance Company                                                                                           Michigan, US
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Titan Insurance Services, Inc.                                                                                     Texas, US
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Titan National Auto Call Center, Inc.                                                                              Texas, US
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TransEuropean Properties (General Partner) II Limited                                                             England, UK
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TransEuropean Properties (General Partner) Limited                                                                England, UK
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TRGOAG Company, Inc.                                                                                              Delaware, US
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U.S. High Yield Management Company, Inc.                                                                         New Jersey, US
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Victoria Automobile Insurance Company                                                                             Indiana, US
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Victoria Financial Corporation                                                                                    Delaware, US
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Victoria Fire & Casualty Company                                                                                    Ohio, US
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Victoria Insurance Agency                                                                                           Ohio, US
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Victoria National Insurance Company                                                                                 Ohio, US
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Victoria Select Insurance Company                                                                                   Ohio, US
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Victoria Specialty Insurance Company                                                                                Ohio, US
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W.I. of Florida Inc.                                                                                              Florida, US
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Wexford Clearing Services Corporation                                                                             Delaware, US
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WHI of New York, Inc.                                                                                             New York, US
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Whitehall Holdings, Inc.                                                                                           Texas, US
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Whitehall Insurance Agency of Texas, Inc.                                                                          Texas, US
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Whitehall of Indiana, Inc.                                                                                        Indiana, US
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WMF ComQuote, Inc                                                                                                 Delaware, US
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WMF Funding Corporation                                                                                           Delaware, US
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Worldview Technology Partners IV, LP                                                                                  US
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